POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Todd Lebo with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Municipal Funds (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Limited Term Municipals Fund, New York Money Market Portfolio, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Pennsylvania Portfolio Municipals Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of August, 2006.

/s/ R. Jay Gerken	Trustee and Chairman of the Board	August 14, 2006
R. Jay Gerken

/s/ Lee Abraham	Trustee	August 14, 2006
Lee Abraham

/s/ Jane F. Dasher	Trustee	August 14, 2006
Jane F. Dasher

August , 2006
Donald R. Foley	Trustee

/s/ Richard Hanson Jr.	Trustee	August 14, 2006
Richard Hanson, Jr.

	Trustee	August , 2006
Paul Hardin

/s/ Roderick C. Rasmussen	Trustee	August 14, 2006
Roderick C. Rasmussen

/s/ John P. Toolan	Trustee	August 14, 2006
John P. Toolan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Todd Lebo with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Municipal Funds (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Limited Term Municipals Fund, New York Money Market Portfolio, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Pennsylvania Portfolio Municipals Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 22nd day of August, 2006.

	Trustee and Chairman of the Board	August , 2006
R. Jay Gerken
	Trustee	August , 2006
Lee Abraham
	Trustee	August , 2006
Jane F. Dasher
	Trustee	August , 2006
Donald R. Foley
	Trustee	August , 2006
Richard Hanson, Jr.

/s/ Paul Hardin	Trustee	August 22, 2006
Paul Hardin
	Trustee	August , 2006
Roderick C. Rasmussen
	Trustee	August , 2006
John P. Toolan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Todd Lebo with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Municipal Funds (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Limited Term Municipals Fund, New York Money Market Portfolio, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Pennsylvania Portfolio Municipals Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 31st day of July, 2006.

	Trustee and Chairman of the Board	July , 2006
R. Jay Gerken
	Trustee	July , 2006
Lee Abraham
	Trustee	July , 2006
Jane F. Dasher

/s/ Donald R. Foley	Trustee	July 31, 2006
Donald R. Foley
	Trustee	July , 2006
Richard Hanson, Jr.
	Trustee	July , 2006
Paul Hardin
	Trustee	July , 2006
Roderick C. Rasmussen
	Trustee	July , 2006
John P. Toolan